UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Post Oak Boulevard, Suite 500
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc. (the “Company”) dated October 31, 2007 reporting the Company’s financial results for the third quarter of 2007.

ITEM  7.01  REGULATION FD DISCLOSURE.

On the 1st day of November, Comfort Systems USA, Inc., a Delaware corporation (the “Company”), a leading provider of commercial/industrial heating, ventilation and air conditioning services, posted to the “Investor” section of its Internet website (www.comfortsystemsusa.com) an investor presentation slideshow. The Company intends to use this presentation in making presentations to analysts, potential investors, and other interested parties.

The information included in the investor presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

A copy of the presentation is furnished herewith as Exhibit 99.3

ITEM 8.01 Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated October 31, 2007 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 30, 2007.

ITEM 9.01 Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated October 31, 2007 reporting the Company’s financial results for the third quarter of 2007.

Exhibit 99.2 Press Release of Comfort Systems USA, Inc. dated October 31, 2007 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 30, 2007.

Exhibit 99.3 Slideshow presentation dated November 1, 2007.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:

/s/ Trent McKenna

Trent T. McKenna,

Vice President and General Counsel

Date: November 1, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Comfort Systems USA, Inc. dated October 31, 2007 reporting the Company’s financial results for the third quarter of 2007.

99.2

Press Release of Comfort Systems USA, Inc. dated October 31, 2007 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 30, 2007.

99.3	Slideshow presentation dated November 1, 2007.